AMENDMENT
                             DATED NOVEMBER 15, 2007
                                     TO THE
                         RULE 18F-3 MULTIPLE CLASS PLAN
                                       OF
                               RYDEX SERIES FUNDS,
                             DATED AUGUST 30, 2004,
                                   AS AMENDED

                         RULE 18F-3 MULTIPLE CLASS PLAN

                               FORM OF SCHEDULE A
                               ------------------



-----------------------------------------------------------------------------------------------------------------------------
FUND                         INVESTOR CLASS   ADVISOR                                       INSTITUTIONAL CLASS    MASTER
                                               CLASS      A-CLASS     C-CLASS     H-CLASS                           CLASS
-----------------------------------------------------------------------------------------------------------------------------
Nova                               X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Strategy           X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
OTC                                X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------

Inverse OTC Strategy               X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Government Long Bond 1.2x
Strategy                           X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Government Long
Bond Strategy                      X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market
                                   X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Nova Master                                                                                                           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Strategy                                                                                              X
Master
-----------------------------------------------------------------------------------------------------------------------------
Inverse OTC Strategy Master                                                                                           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Government Long
Bond Strategy Master
                                                                                                                      X
-----------------------------------------------------------------------------------------------------------------------------
Europe 1.25x Strategy                                        X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Japan 1.25x Strategy                                         X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) 1.5x Strategy                                X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap 1.5x Strategy                                        X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                                              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                                             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                                                X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                                               X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap Strategy                                     X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                                              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                                             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)                                      X           X           X
Strategy
-----------------------------------------------------------------------------------------------------------------------------
Strengthening Dollar 2x
Strategy                                                     X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Weakening Dollar 2x
Strategy                                                     X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Banking                            X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Basic Materials                    X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Biotechnology                      X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Commodities Strategy                                         X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Consumer Products                  X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
Electronics                        X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Energy                             X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Energy Services                    X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Financial Services                 X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Health Care                        X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Internet                           X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Leisure                            X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Precious Metals                    X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Real Estate                                                  X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Retailing                          X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Technology                         X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Telecommunications                 X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Transportation                     X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Utilities                          X             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Sector Rotation                                              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity                                        X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies                                   X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Market Neutral                                               X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Hedged Equity                                                X           X           X
-----------------------------------------------------------------------------------------------------------------------------
S&P 500                                                      X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                                              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Essential Portfolio
Moderate                                                     X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Essential Portfolio
Conservative                                                 X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Essential Portfolio
Aggressive                                                   X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Managed Futures Strategy
                                                             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
High Yield Strategy                                          X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse High Yield Strategy                                  X           X           X
-----------------------------------------------------------------------------------------------------------------------------
International Rotation                                       X           X           X
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL 2X STRATEGY                                    X           X           X
-----------------------------------------------------------------------------------------------------------------------------
INVERSE INTERNATIONAL 2X
STRATEGY                                                     X           X           X
-----------------------------------------------------------------------------------------------------------------------------
PACIFIC 2X STRATEGY                                          X           X           X
-----------------------------------------------------------------------------------------------------------------------------


                                       ADDITIONS ARE NOTED IN BOLD.